Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of EQM Technologies & Energy, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert R. Galvin, Chief Financial Officer, Secretary and Treasurer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2013	/s/ Robert R. Galvin
	Name:	Robert R. Galvin
	Title:	Chief Financial Officer, Secretary and Treasurer
(Principal Financial Officer)

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